EXHIBIT 10(bb)
                         AMENDMENT NO. 1


         Pursuant to Section 14 of that certain Employment Agreement by and between Blount International, Inc. ("Company") and Harold E. Layman ("Executive") dated as of the 22nd day of August, 1994 ("Agreement"), the parties hereby amend and modify such Agreement ("Amendment No. 1") and agree that effective from and after the 11th day of October, 1998, the following be added as a new Section 5.3 (c):
         "(c) As of Executive's date of termination as described in this Section 5.3, any offset that would otherwise be applicable to the benefit payable to Executive under the Blount Deferred Compensation Plan adopted October 9, 1998 (or any successor or substitute plan "SERP") for benefits payable under a prior employer's retirement plan (whether qualified or non-qualified) shall not apply, and Executive's SERP shall be calculated without regard to any such offset."
         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 effective October 11, 1998.
                                 EXECUTIVE:


                                 _____________________________
                                 HAROLD E. LAYMAN
                                 Executive Vice President &
                                 Chief Financial Officer

                                 COMPANY:

                                 BLOUNT INTERNATIONAL, INC.


                                 By: ___________________________
                                 JOHN M. PANETTIERE
                                 President
                                 & Chief Executive Officer
Witness:_____________________

_____________________________
Notary Public
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